EXHIBIT 99.1

NOEO GmbH, Berlin

Audited Financial Statements

For the period March 9, 2021, to December 31, 2021

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NOEO GmbH, Berlin

2

Report of Independent Public Accounting Firm

To the shareholders and the board of directors of NOEO GmbH, Berlin

Opinion on the Financial Statements

We have audited the accompanying balance sheets of NOEO GmbH, Berlin (the "Company") as of December 31, 2021, and the related statements of operations, changes in shareholders' equity and cash flows, for the period ended December 31, 2021, and the related notes collectively referred to as the "financial statements

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Going Concern

The accompanying financial statements have been prepared assuming the company will continue as a going concern as disclosed in Note 3 to the financial statement, the Company has incurred a net loss of $(24,788) for the period ended December 31, 2021. The continuation of the Company as a going concern through December 31, 2021, is dependent upon improving the profitability and the continuing financial support from its stockholders. Management believes the existing shareholders or external financing will provide additional cash to meet the Company’s obligations as they become due.

These factors raise substantial doubt about the company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of the uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion

OLAYINKA OYEBOLA & CO.

(Chartered Accountants)

We have served as the Company's auditor since August 2022.

September 2nd, 2022.

Lagos Nigeria

F-1

NOEO GmbH, Berlin

BALANCE SHEET

December 31, 2021
ASSETS
Current assets
Cash	$725
Accounts receivable, net	189,810
Inventory	8,246
Total current assets	198,781

Intangible assets (Note 4)	69,016
TOTAL ASSETS	$267,797

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$141,496
Related party payables	900
Debt	113,180
Other payables	7,760
Total current liabilities	263,336

Total liabilities	263,336

Stockholders’ Equity
Common stock, $1.189 par value, 25,000 shares authorized and issued.	29,713
Accumulated deficit	(24,788)
Other comprehensive income	(464)
Total Stockholders’ equity	4,461
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$267,797

The accompanying notes are an integral part of these audited financial statement

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NOEO GmbH, Berlin

STATEMENT OF OPERATIONS

AND OTHER COMPREHENSIVE INCOME

From Inception (March 9, 2021) to December 31, 2021

Sales	$170,489
Cost of sales	41,735
Gross profit	128,754

OPERATING EXPENSES
Amortization and impairment	20,175
General and administrative costs	131,160
Interest expense	2,207
Total operating expenses	153,542

(Loss) from operations	(24,788)

Net (loss)	$(24,788)

Other comprehensive income

Foreign currency translation	(464)
Total other comprehensive income (loss)	(25,252)

Basic and diluted net loss per common share	$(1.01)

Weighted average shares, basic and diluted	25,000

The accompanying notes are an integral part of these audited financial statements

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NOEO GmbH, Berlin

STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid-in	Accumulated	Other Comprehensive	Total Stockholders’
	Shares	Amount	Capital	Deficit	Income (Loss)	Equity
Inception, March 9, 2021	25,000	$29,713	$-	$-	$-	$29,713
Foreign exchange translation	-	-	-	-	(464)	(464)
Net (loss)	-	-	-	(24,788)		(24,788)
Balance, December 31, 2021	25,000	$29,713	$-	$(24,788)	$(464)	$4,461

The accompanying notes are an integral part of these audited financial statements

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NOEO GmbH, Berlin

STATEMENT OF CASH FLOWS

From Inception (March 9, 2021) to December 31, 2021
Cash flows from operating activities:
Loss	(24,788)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and impairment	20,175
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(189,810)
(Increase) in inventory	(8,246)
Increase in accounts payable and accrued expenses	141,496
Increase in related party payables	900
Increase in other payable	7,760
Net cash provided by (used in) operating activities	(52,513)

Cash Flows from Investing Activities:
Purchase intangible assets	(92,000)
Net cash used in investing activities	(92,000)

Cash flows from financing activities:
Proceeds from sale of common stock	29,713
Proceeds from loan payable	117,240
Net cash provided by financing activities	146,953

Effect of foreign exchange	(1,715)
Net increase in cash	725
Cash-beginning of period	-
Cash-end of period	$725

SUPPLEMENTAL DISCLOSURES
Interest paid	$-
Income taxes paid	$-

The accompanying notes are an integral part of these audited financial statements

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NOEO GmbH

NOTES TO THE AUDITED FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION AND DESCRIPTION OF BUSINESS

NOEO GmbH was incorporated in Berlin, Germany on March 9, 2021, under registration number UR-Nr. OJ C 755/2021 and entered in the commercial register of the district court on April 6, 2021.

The business purpose of the company is the development and distribution of nutraceutical food supplements including CBD oils and functional mushroom-based complexes.

The company’s registered office is located at Hohenzollerndamm 125/126, 14199 Berlin, Germany.

The Company’s founder and sole director is Ms. Anabel Oelmann.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal year

The Company has selected December 31 as its fiscal year end.

Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States (“GAAP”), and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of these consolidated financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Cash and Cash Equivalents

For financial accounting purposes, cash and cash equivalents are considered to be all highly liquid investments with a maturity of three (3) months or less at the time of purchase.

Foreign currency translation

The Company maintains its books and record in its local currency, EURO, which is a functional currency as being the primary currency of the economic environment in which its operation is conducted. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statements of income and comprehensive income.

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NOEO GmbH

NOTES TO THE AUDITED FINANCIAL STATEMENTS

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign currency translation (Cont’d)

The reporting currency of the Company is the United States Dollars (“US$”) and the accompanying consolidated financial statements have been expressed in US$. In accordance with ASC Topic 830-30, “Translation of Financial Statement,” assets and liabilities of the Company are translated into US$, using the exchange rate on the balance sheet date. Revenue and expenses are translated at the average rates prevailing during the period. Shareholders’ equity is translated at the historical exchange rate at the time of transaction. Because cash flows are translated based on the average translation rate, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the results of operations.

The following table outlines the currency exchange rates that were used in creating the consolidated financial statements in this report:

December 31, 2021
Year-end spot rate	EURO €1=US$1.1318
Average rate	EURO €1=US$1.1771

Intangible Assets

Intangible assets purchased are recorded at cost. Depreciation has been determined using the straight-line method over the fifteen-year estimated useful lives of the assets.

During the period from inception, March 9, 2021 to December 31, 2021, the company recorded depreciation expense of $5,108 with respect to the assets.

Impairment of long-lived assets

Long-lived assets, primarily property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the estimated cash flows from the use of the asset and its eventual disposition are below the asset’s carrying value, then the asset is deemed to be impaired and written down to its fair value. The Company impaired $15,067 during the period ended December 31, 2021.

Revenue Recognition

The Company follows ASC 606, Revenue from Contracts with Customers, the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. To achieve this core principle, five basic criteria must be met before revenue can be recognized: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to performance obligations in the contract; and (5) recognize revenue when or as the Company satisfies a performance obligation. During the year ended December 31, 2021, the Company generated revenues from selling its wellness products direct to customers using its owned and operated eCommerce website. The Company considers its performance obligations satisfied upon shipment and/or delivery of the purchased products to the customer. The Company evaluates returns from customers purchasing product using its eCommerce site on a case-by-case basis and generally will issue replacement product in the limited cases of product returns. The Company has no policy requiring cash refunds.

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NOEO GmbH

NOTES TO THE AUDITED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cost of Sales

Cost of sales includes actual product cost, labor, if any, and direct overheard, which is applied on a per unit basis.

Inventory

Inventory consists of finished goods totaling $8,246 at December 31, 2021. The Company values inventory at the lower of cost or market value, with cost determined using First-In-First-Out Method.

Accounts receivable

Accounts receivable are recognized and carried at original invoiced amount less an estimated allowance for uncollectible accounts.

The Company determines the adequacy of reserves for doubtful accounts based on general and individual account analysis and historical collection trend. The Company establishes general and specific allowance when there is objective evidence that the Company may not be able to collect amounts due. The allowance is based on management’s best estimate of specific losses on individual exposures, as well as a provision on historical trends of collections. The provision is recorded against accounts receivable balances, with a corresponding charge recorded in the consolidated statements of income and comprehensive income. Actual amounts received may differ from management’s estimate of credit worthiness and the economic environment. Delinquent account balances are written-off against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable. As of December 31, 2021, allowance for uncollectible balances amounted to $0.

Research and Development Costs

We charge research and development costs to operations as incurred in accordance with ASC 730-Research and Development, except in those cases in which such costs are reimbursable under customer funded contracts. These amounts are not reflected in the reported research and development expenses in each of the respective periods but are included in net sales with the related costs included in cost of sales in each of the respective periods.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash, accounts receivable, and prepaid expenses, short-term borrowings, accounts payable, due to related parties, and other payables and other current liabilities, approximate the fair value of the respective assets and liabilities as of December 31, 2021 based upon the short-term nature of the assets and liabilities.

F-8

NOEO GmbH

NOTES TO THE AUDITED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company has adopted ASC Topic 740 – Income Taxes, which requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Basic and Diluted Net Income (Loss) Per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average ordinary shares outstanding for the period. Diluted EPS presents the dilutive effect on a per share basis of potential ordinary shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. As of December 31, 2021, there were no dilutive shares.

Recent accounting pronouncements

Certain new accounting pronouncements that have been issued are not expected to have a material effect on the Company’s financial statements.

NOTE 3: GOING CONCERN

While the Company has generated revenues during the period from inception to December 31, 2021, the Company has experienced net losses to date and has not yet generated sufficient revenues to cover the cost of operations. While the Company raised proceeds of approximately $117,000 during the year ended December 31, 2021 through a third party loan to assist with operational expenditures, it does not believe its resources will be sufficient to meet its operating and capital needs beyond fiscal 2021. The Company expects it will require additional capital to fully implement the scope of its proposed business operations, which raises substantial doubt about its ability to continue as a going concern. The Company will have to continue to rely on debt financing, and continued support from its sole officer and director. There can be no assurance that financing, whether debt or equity, will be available to the Company in the amount required at any particular time or for any particular period or, if available, that it can be obtained on favorable terms. If the Company is unable to obtain adequate financing, the Company may be required to reduce the scope, delay, or eliminate some or all of its planned operations.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amount and classification of liabilities that might cause results from this uncertainty.

Covid-19 Pandemic

COVID-19 has caused significant disruptions to the global financial markets over the past several years, which impacted our ability to raise additional capital. Management is actively monitoring the situation but given the daily evolution of the COVID-19 outbreak, the Company is not able to fully estimate the effects of the COVID-19 outbreak on its planned operations or financial condition in the next 12 months. While significant uncertainty remains as the global pandemic appears to be on the decline, the Company believes it is possible that the COVID-19 outbreak will continue to have a negative impact on its ability to raise additional financing and may result in delays in fully implementing our plan of operations.

F-9

 NOEO GmbH

NOTES TO THE AUDITED FINANCIAL STATEMENTS

NOTE 4: ACQUISITION AGREEMENT

On March 25, 2021, the Company entered into an agreement with Greenstein Nutraceuticals Ltd., a Company of which Ms. Anabel Oelmann, our sole shareholder, officer and director also co-founded, for the purchase of the NOEO brand and all underlying intellectual property and assets including inventory on hand. The agreed purchase price of US$137,791 (€$117,000) was paid in cash and included certain agreed settlement expenses of approximately $10,500, which were expensed on acquisition. Inventory included in the purchase totaled approximately $35,300, and the remaining balance, was capitalized as intangible assets. The Company immediately wrote down goodwill of approximately $15,000.

Depreciation of $5,108 was expensed during the year ended December 31, 2021, leaving $69,016 capitalized as intangible assets at December 31, 2021.

NOTE 5: SPONSORSHIP CONTRACT

On July 1, 2021 the Company entered into a marketing and sponsorship contract with a total committed investment of €200,000 plus VAT of 19%, for each subscription year, for the period July 1, 2021 through June 30, 2022. A total of $117,717 (€100,000) was expensed during the year ended December 31, 2021, in respect to the initial six month term under the contract, which amount is included in accounts payable at December 31, 2021, and was settled subsequent to the year ended December 31, 2021.

NOTE 6: DEBT

On March 30, 2021, the Company received a loan from a third party in the amount of €100,000 (approx. US $117,240), with interest accruing at the rate of 2.5% per annum.

During the year ended December 31, 2021, the Company accrued interest expenses of €1,875(approx. US $2,207) in respect of this loan.

NOTE 7: RELATED PARTY TRANSACTIONS

During the year ended December 31, 2021, the Company incurred accounts payable of $900 from its officer and sole shareholder, Anabel Oelmann, which amount remains outstanding.

Ms. Oelmann acquired 25,000 shares of the Company for cash consideration of €25,000 (US $29,713) on inception, March 9, 2021.

NOTE 8: EQUITY

The Company has authorized and issued 25,000 shares of common stock at par value of €1.00 per share. On inception, March 9, 2021 the Company’s officer and director, Ms. Oelmann acquired 25,000 common shares for cash consideration of €25,000 (US $29,713).

NOTE 9: SUBSEQUENT EVENTS

On March 10, 2022, Ms. Anabel Oelmann, our director and sole shareholder sold all of the issued and outstanding shares of NOEO GmBH to public reporting entity, The Healing Company Inc. (“HLCO”) for total consideration of $28,290 (€25,000), paid on closing. On closing, the shares of NOEO were transferred to HLCO and NOEO became a wholly owned subsidiary of HLCO.

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